UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

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CTM MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-53718	26-4831346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Largo Drive South Stamford, CT	06907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 323-5161

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2009, in anticipation of its spinoff (the “Spin-Off”) from IDT Corporation (“IDT”), CTM Media Holdings, Inc. (the “Registrant”) filed a Second Restated Certificate of Incorporation (the “Restated Certificate”) with the Delaware Secretary of State.  The Restated Certificate effected a conversion and/or split of each share of the Registrant’s Class A common stock then outstanding into (i) 26,897.3233 shares of the Registrant’s Class A common stock, (ii) 72,221.7066 shares of the Registrant’s Class B common stock, and (c) 10,907.7566 shares of the Registrant’s Class C common stock.  Such conversion was necessary to consummate the distribution of the Registrant’s common stock to IDT stockholders in connection with the Spin-Off.

Further information regarding the Spin-Off and the Registrant can be found in the Registrant’s registration statement on Form 10-12G filed with the Securities and Exchange Commission, which became effective September 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTM MEDIA HOLDINGS, INC.

By:	/s/ Marc E. Knoller
Name:	Marc E. Knoller
Title:	Chief Executive Officer

Dated: September 15, 2009

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